Affirm and Shopify Take Multi-Year Partnership Global Affirm to continue as exclusive provider of Shop Pay Installments in US, will become exclusive provider in Canada Expanded agreement enables partnership to continue growing to new markets worldwide, with plans to enter the UK SAN FRANCISCO--(BUSINESS WIRE)--February 20, 2025-- Affirm (NASDAQ: AFRM), the payment network that empowers consumers and helps merchants drive growth, and Shopify, a provider of essential internet infrastructure for commerce, today announced an expanded global agreement. The renewed multi-year partnership cements Affirm’s position as the exclusive pay-over-time provider for Shop Pay Installments in the U.S. It also extends this exclusivity into Shopify’s home market of Canada and enables the partnership to continue growing into new markets worldwide, with plans to enter the U.K. on the horizon. “Given the success of our long-standing partnership with Affirm in the U.S., bringing them to our merchants internationally is a no brainer," said Kaz Nejatian, COO of Shopify. "Affirm’s premier technology, world-class team, and commitment to transparency make them a natural fit to continue supporting merchants in the Shopify ecosystem, and we look forward to bringing this same value to our merchants in Canada, the U.K., and beyond.” Over the coming months, eligible Shopify merchants in Canada will be able to seamlessly offer Shop Pay Installments powered by Affirm at checkout. Approved customers will be able to choose from customized biweekly and monthly payment plans, with rates as low as 0% APR, term lengths up to 24 months, and no late or hidden fees. “Five years ago, Shopify and Affirm teamed up to create a bespoke payment solution that helps all kinds of businesses thrive by giving their customers more choice and flexibility,” said Max Levchin, Founder and CEO of Affirm. “Since then, millions of consumers in the U.S. have relied on the value Shop Pay Installments offers, and we’ve heard from merchants all over the world who are clamoring for the growth potential it provides. We're excited to deliver on that promise and continue our international expansion.” Since its launch in 2021, Shop Pay Installments has been rapidly adopted, with millions of consumers using the payment option across Shopify’s extensive merchant network in the U.S. About Affirm Affirm’s mission is to deliver honest financial products that improve lives. By building a new kind of payment network – one based on trust, transparency and putting people first – we empower millions of consumers to spend and save responsibly, and give thousands of businesses the tools to fuel growth. Unlike most credit cards and other pay-over-time options, we never charge any late or hidden fees. Follow Affirm on social media: LinkedIn | Instagram | Facebook | X . About Shopify Shopify is the leading global commerce company that provides essential internet infrastructure for commerce, offering trusted tools to start, scale, market, and run a retail business of any size. Shopify makes commerce better for everyone with a platform and services that are engineered for speed, customization, reliability, and security, while delivering a better shopping experience for consumers online, in store, and everywhere in between. Shopify powers millions of businesses in more than 175 countries and is trusted by brands such as BarkBox, Vuori, BevMo, Carrier, JB Hi-Fi, Meta, ButcherBox, SKIMS, Supreme, and many more. For more information visit www.shopify.com. AFRM-F Media Contacts Affirm: press@affirm.com Shopify: press@shopify.com Payment options through Affirm are subject to eligibility. In the U.S., payment options are provided by these lending partners: affirm.com/lenders. California residents: Loans by Affirm Loan Services, LLC are made or arranged pursuant to California Finance Lender license 60DBO-111681. In Canada, payment options are through Affirm Canada Holdings Ltd and rates will be 0–31.99% APR (where available and subject to provincial regulatory limitations). Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including statements regarding plans to make Affirm’s platform services available to eligible Shopify merchants through the Shop Pay Installments feature and the timing thereof, and statements regarding the future success of Affirm’s relationship with Shopify and Shopify merchants and consumers. These forward-looking statements involve known and unknown risks, uncertainties and other important considerations that may cause Affirm's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other considerations include the factors set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 28, 2024, subsequent Quarterly Reports on Form 10-Q and any other periodic reports that the Company may file with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.